UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2013

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2013 Annual Meeting of Stockholders of the Company held on May 14, 2013, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the eleven nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	For	Against	Abstain	Broker Non-Vote
Linda G. Alvarado	462,785,420	5,824,301	3,711,235	103,375,190
Vance D. Coffman	461,937,773	6,632,211	3,750,972	103,375,190
Michael L. Eskew	463,334,642	5,148,279	3,838,035	103,375,190
W. James Farrell	464,160,257	4,348,477	3,812,222	103,375,190
Herbert L. Henkel	457,986,833	10,511,094	3,823,029	103,375,190
Muhtar Kent	464,809,517	3,676,884	3,834,555	103,375,190
Edward M. Liddy	457,593,621	10,934,813	3,792,522	103,375,190
Robert S. Morrison	460,172,550	8,538,674	3,609,732	103,375,190
Aulana L. Peters	430,329,184	38,258,961	3,732,811	103,375,190
Inge G. Thulin	453,048,524	14,155,054	5,117,378	103,375,190
Robert J. Ulrich	464,649,185	4,016,811	3,654,960	103,375,190

Proposal No. 2 — The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2013.

For	566,518,508
Against	4,472,353
Abstain	4,705,285
Broker Non-Vote	N/A

Proposal No. 3 — The stockholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2013 Proxy Statement.

For	446,912,869
Against	17,986,062
Abstain	7,422,025
Broker Non-Vote	103,375,190

Proposal No.4 — The stockholders did not approve the stockholder proposal on action by written consent.*

For	188,456,866
Against	276,045,523
Abstain	7,818,567
Broker Non-Vote	103,375,190

Proposal No. 5 — The stockholders did not approve the stockholder proposal on prohibiting political spending from corporate treasury funds.*

For	25,650,805
Against	390,949,349
Abstain	55,720,802
Broker Non-Vote	103,375,190

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/	Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 15, 2013